UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2006

Southwall Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15930	94-2551470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3975 East Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices)

(650) 962-9111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 27, 2006, Southwall Technologies Inc. (the “Company”) expanded the size of its Board of Directors (the “Board”), and the directors appointed Andre Horn to the Board. Mr. Horn has also been appointed to the Audit Committee of the Board. Mr. Horn is a former Chairman, and is now the Chairman Emeritus, of Needham & Co., Inc. (“Needham”). Needham and its affiliates are the beneficial owners of approximately 42.4% of the Company’s outstanding capital stock. No arrangement or understanding between Mr. Horn and any other person was made pursuant to which Mr. Horn was elected to the Board.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

		By:	/s/ Thomas G. Hood
Thomas G. Hood
Chief Executive Officer
Date:	March 2, 2006

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